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                                                                EXHIBIT 10.11(b)


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this
"Amendment") is made as of November 26, 1996 by and among Digital Television Services of Kentucky, LP, a Georgia limited partnership ("Purchaser") and Direct Programming Services Limited Partnership, a Kentucky limited partnership ("Seller").

                                    RECITALS

         Purchaser and Seller entered into an Asset Purchase Agreement dated as of October 28, 1996 (the "Asset Purchase Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement. Purchaser and Seller have determined that it is in their mutual best interest to clarify and amend the Asset Purchase Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser and Seller agree as follows:

         1. AMENDMENT OF ARTICLE I "ADDITIONAL DEPOSIT." The definition of "Additional Deposit" in Article I shall be deleted in its entirety.

         2. AMENDMENT OF ARTICLE I "CLOSING." The definition of "Closing" in
Article I shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

                  ""Closing" shall mean the consummation and effectuation of the transactions contemplated herein pursuant to the terms and conditions of this Agreement and shall be held at 10:00 a.m. at the offices of Nelson Mullins Riley & Scarborough, L.L.P., 100 North Tryon Street, Suite 3350, Charlotte, North Carolina, 28202 on (i) January 2, 1997 or (ii) such other date or at such other time or place (including via mail, overnight courier or facsimile transmission) as the parties may mutually agree upon in writing. The Closing shall be as effective as of the close of business on the Closing Date; provided, however, if the Closing occurs on January 2, 1997 the Closing shall be effective as of January 1, 1997."

         3. AMENDMENT OF ARTICLE I "TERMINATION DATE." The definition of "Termination Date" in Article I shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

                  ""Termination Date" shall mean January 10, 1997."

         4. AMENDMENT OF SECTION 4.2. Section 4.2 shall be deleted in its entirety and the following new Section 4.2 shall be inserted in lieu thereof:



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                  "4.2 ESCROW DEPOSIT. Contemporaneously with the execution of this Agreement, Purchaser has delivered to the Escrow Agent the Signing Deposit and Seller has delivered to the Escrow Agent the Binder (collectively, the "Escrow Deposit") to be held by the Escrow Agent pursuant to the Escrow Agreement."

         5. MODIFICATION. Except as modified hereby, the terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

         6. GOVERNING LAW. This Amendment shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Georgia, without regard to the choice of law provisions thereof.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                PURCHASER:

                                Digital Television Services of Kentucky, LP

                                By:  Columbia DBS Management, LLC
                                     Its: General Partner

                                By:
                                     --------------------------------------
                                     Douglas S. Holladay, Jr.
                                     Its: President and Manager

                                SELLER:

                                Direct Programming Services Limited Partnership

                                By:  DPS Associates, Ltd.
                                     Its: General Partner

                                     By:  DPS, Inc.
                                          Its: General Partner

                                          By:
                                              -----------------------------
                                              Its:
                                                   ------------------------




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